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                                  EXHIBIT 21.1
                EXTENDICARE HEALTH SERVICES, INC. & SUBSIDIARIES


ADULT SERVICES UNLIMITED, INC
ALPINE HEALTH & REHABILITATION CENTER, LLC
ARBORS AT BAYONET POINT, LLC
ARBORS AT FAIRLAWN CARE, LLC
ARBORS AT FAIRLAWN REALTY OH, LLC

ARBORS AT SYLVANIA CARE, LLC
ARBORS AT SYLVANIA REALTY OH, LLC
ARBORS AT TAMPA, LLC
ARBORS AT TOLEDO, INC
ARBORS EAST, INC

ARBORS WEST CARE, LLC
ARBORS WEST REALTY OH, LLC
BLANCHESTER CARE, LLC
CANTON CARE, LLC
COLONIAL CARE, LLC

COLUMBUS REHABILITAITON REALTY OH, LLC
COLUMBUS REHABILITATION CARE, LLC
CONCORDIA MANOR, LLC
COVENTRY CARE HOLDINGS, INC
COVENTRY CARE, INC

CSI SOFTWARE, INC
DAYTON CARE, LLC
DELAWARE CARE, LLC
EDGEWOOD CARE, LP
EDGEWOOD NURSING CENTER, INC

ELDER CREST, INC.
ELDERCREST CARE, LP
EXTENDICARE GREAT TRAIL, INC
EXTENDICARE HEALTH FACILITIES, INC
EXTENDICARE HEALTH FACILITY HOLDINGS, INC

EXTENDICARE HEALTH NETWORK, INC
EXTENDICARE HEALTH SERVICES, INC
EXTENDICARE HOMES, INC.
EXTENDICARE OF INDIANA, INC.
FIR LANE TERRACE CONVALESCENT CENTER, INC

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FIRST COAST HEALTH & REHAB CENTER, LLC
FISCAL SERVICES GROUP, LLC
GALLIPOLIS CARE, LLC
GREAT TRAIL CARE, LLC
GREENBRIAR CARE, LLC

GREENBROOK CARE, LLC
HAVEN CARE, LP
HAVEN CREST, INC
HEALTH POCONOS, INC
HERITAGE CARE, LLC

HILLIARD CARE, LLC
INDIANA HEALTH & REHAB. CENTERS PARTNERSHIP
JACKSON HEIGHTS REHABILITATION CENTER, LLC
JACKSONVILLE CARE, LLC
KAUFMAN STREET, WV, LLC

KISSIMMEE CARE, LLC
LADY LAKE CARE, LLC
LONDON CARE, LLC
MARIETTA CARE, LLC
MARSHALL PROPERTIES, INC

MEADOW CARE, LP
MEADOW CREST, INC
MILFORD CARE, LLC
NEW CASTLE CARE, LLC
NEW HORIZON CARE, LLC

NORTH REHABILITATION CARE, LLC
NORTHERN HEALTH FACILITIES, INC.
OAK HILL CARE, LP
OAK HILL HOME OF REST & CARE, INC
ORANGE PARK CARE, LLC

OREGON CARE, LLC
PALM COURT CARE, LLC
PARTNERS HEALTH GROUP, LLC
PORT CHARLOTTE CARE, LLC
RICHEY MANOR, LLC

ROCKLEDGE CARE, LLC
ROCKMILL CARE, LLC
ROCKSPRINGS CARE, LLC
SAFETY HARBOR CARE, LLC
SARASOTA CARE, LLC

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SEMINOLE CARE, LLC
SOUTH HERITAGE HEALTH & REHAB CENTER, LLC
STONEBRIDGE CARE, LP
THE OAKS RESIDENTIAL & REHAB CENTER, LLC
THE PROGRESSIVE STEP CORPORATION

TREASURE ISLE CARE CENTER, LLC
UNITED PROFESSIONAL SERVICES, INC.
WATERVILLE CARE, LLC
WINTER HAVEN CARE, LLC
WINTER HAVEN HEALTH & REHAB CENTER, LLC

WOODSFIELD CARE, LLC